UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2025 (July 30, 2025)

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	NY	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants to purchase shares of Class A common stock	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Better Home & Finance Holding Company (the “Company”) previously filed a Current Report on Form 8-K (the “Original Filing”) to report that, on July 30, 2025, the Company’s board of directors (the “Board”) elected each of David Barse and Bhaskar Menon as a director, effective August 1, 2025. At the time of the Original Filing, the Board had not made a determination regarding any committee assignments for Messrs. Barse and Menon.

The Company is filing this Amendment No. 1 to the Original Filing to report that, on August 29, 2025, the Board appointed (i) Mr. Barse as a member of the Board’s Corporate Governance and Nominations Committee (the “Nominations Committee”), and (ii) Mr. Menon as Chair of the Board’s Audit Committee (the “Audit Committee”) and as a member of the Board’s Compensation Committee (the “Compensation Committee”), effective immediately. In connection with these committee appointments, pursuant to the Company’s Director Compensation Policy, Messrs. Barse and Menon will receive the compensation described below, in addition to the compensation described in the Original Filing.

Mr. Barse will receive an additional $7,500 annual cash retainer and annual equity retainer in the form of restricted stock units (“RSUs”) with a fair market value of $7,500 for service on the Nominations Committee. Mr. Menon will receive (i) an additional $25,000 annual cash retainer and annual equity retainer in the form of RSUs with a fair market value of $25,000 for service as the Chair of the Audit Committee, and (ii) an additional $7,500 annual cash retainer and annual equity retainer in the form of RSUs with a fair market value of $7,500 for service on the Compensation Committee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: September 5, 2025	By:	/s/ Paula Tuffin
	Name:	Paula Tuffin
	Title:	General Counsel, Chief Compliance Officer and Corporate Secretary